                                                                     Exhibit 3.7


[LOGO]    GOUVERNEMENT DU QUEBEC
          INSPECTOR GENERAL OF
          FINANCIAL INSTITUTIONS
                                             CERTIFICATE OF INCORPORATION
                                             Companies Act, Part IA
                                             (R.S.Q. chap. C-38)



                    I hereby attest that the Company

                    VIDEOTRON MARKETING LTEE

                    has been incorporated under Part IA of the Companies
                    Act, as indicated in the attached articles of incorporation.






MAY 2, 1989

                                                                        [signed]
                                     Inspector General of Financial Institutions
[stamp of the
Inspector General of
Financial Institutions
Quebec]

2645-5246

[LOGO]    Government of Quebec
          INSPECTOR GENERAL OF
          FINANCIAL INSTITUTIONS                   Form 1
                                                   ARTICLES OF INCORPORATION
                                                   Companies Act, R.S.Q. c. c-38
                                                   Part 1A

-------------------------------------------------------------------------------------------------------------
1.  Company Name

          VIDEOTRON MARKETING LTEE
-------------------------------------------------------------------------------------------------------------

2.  Judicial district of Quebec       3.  Precise or minimum and          4.  Date of coming into force if
where the Company has its head        maximum number of directors         prior to filing date
office                                MINIMUM: 3
MONTREAL                              MAXIMUM: 15
------------------------------------- ----------------------------------- -----------------------------------


5.   Description of share capital
SEE SCHEDULE A.
-------------------------------------------------------------------------------------------------------------

6. Restrictions on transfer of shares, if any
SEE SCHEDULE B.
-------------------------------------------------------------------------------------------------------------

7.  Limits imposed on its activity, if any
          N/A
-------------------------------------------------------------------------------------------------------------

8.  Other provisions
SEE SCHEDULE C.
-------------------------------------------------------------------------------------------------------------

9.  Incorporators
-------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------------------- -----------------------------------
                                      )
------------------------------------- ----------------------------------- -----------------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Last name, first name        Address including postal   Occupation                 Signature of each
                             code                                                  incorporator
                             (if corporation,                                      (if corporation,
                             indicate head office and                              signature of authorized
                             incorporating law                                     person)
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
RENAULT, SUZANNE             280 Laird Blvd. #15        attorney                   [signed]
                             Town of Mt Royal, QC
                             H3R 1Y2

---------------------------- -------------------------- -------------------------- --------------------------

If more space is required, provide an attachment in 2 copies.

                                                               2645 - 5246

-----------------------------
For official use only:

Gouvernement du Quebec
  filed on
        May 2, 1989

Inspector General of
Financial Institutions
-----------------------------

                                   SCHEDULE A

5.   DESCRIPTION OF SHARE CAPITAL OF THE COMPANY

     Class A shares

     An unlimited number of Class A shares without par value, subject to the following rights, privileges, conditions and restrictions:

     The holders of Class A shares will have the right to:

     1)   vote at all shareholders' meetings, each Class A share conferring one
          (1) vote;

     2) participate in the property, profits and surplus assets of the Company and for this purpose receive any dividend declared

     3)   share in the residue of assets upon dissolution of the Company.

                                   SCHEDULE B

     The shares of the Company may not be transferred without the consent of the directors, expressed in a duly adopted resolution.

                                   SCHEDULE C

     1. The Company may employ some or all of its funds for the purchase of shares of other companies, acquire and hold shares, bonds or other securities of companies, sell them or otherwise dispose of them. This power may be exercised by the directors of the Company by means of simple resolution.

          The Company will be a "closed Company" in the meaning of the SECURITIES ACT (R.S.Q. chap. V.1) and for this purpose:

          a)   the number of shareholders of the Company is limited to fifty
               (50), not including its employees or those who have already been in its employ;

          b) No offering will be made to the public for the subscription of securities issued by the Company.

[LOGO]    GOUVERNEMENT DU QUEBEC
          INSPECTOR GENERAL OF
          FINANCIAL INSTITUTIONS
                                             CERTIFICATE OF AMENDMENT
                                             Companies Act, Part IA
                                             (R.S.Q. chap. C-38)



                    I hereby attest that the company

                    LE SUPERCLUB VIDEOTRON LTEE

                    has amended its articles, under the authority of Part IA of the Companies Act, as indicated in the attached articles of amendment.






OCTOBER 30, 1989

2645-5246

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

[LOGO]  Government of Quebec
        INSPECTOR GENERAL OF
        FINANCIAL INSTITUTIONS               Form 5
                                             ARTICLES OF AMENDMENT
                                             Companies Act
                                             Part 1A

-------------------------------------------------------------------------------------------------------------
1. Company Name

     Le SuperClub Videotron Ltee
-------------------------------------------------------------------------------------------------------------
2. The articles of the company are amended as follows:





-------------------------------------------------------------------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
3. Date of coming into force, if different from the     4. Company name (or designating number) prior to
date of filing (See instructions)                       the amendment if different from that mentioned in
                                                        box 1.

                                                                 Videotron Marketing Ltee
------------------------------------------------------- -----------------------------------------------------
-------------------------------------------------------------------------------------------------------------


If more space is required, provide an attachment.
Signature of authorized director:         [signed]             Title: Secretary


-----------------------------
For official use only:

Gouvernement du Quebec
  filed on
  October 30, 1989

Inspector General of
Financial Institutions
-----------------------------

[LOGO]     GOUVERNEMENT DU QUEBEC
           INSPECTOR GENERAL OF
           FINANCIAL INSTITUTIONS
                                             CERTIFICATE OF AMENDMENT
                                             Companies Act, Part IA
                                             (R.S.Q. chap. C-38)



                    I hereby attest that the Company

                    LE SUPERCLUB VIDEOTRON LTEE

                    has amended its articles, under the authority of Part IA of the Companies Act, as indicated in the attached articles of amendment.






AUGUST 29, 1990

2645-5246

                                                                        [signed]
                                     Inspector General of Financial Institutions

[stamp of the
Inspector General of
Financial Institutions
Quebec]

[LOGO]    Government of Quebec
          INSPECTOR GENERAL OF
          FINANCIAL INSTITUTIONS             Form 5
                                             ARTICLES OF AMENDMENT
                                             Companies Act
                                             Part 1A

-------------------------------------------------------------------------------------------------------------

1. Company Name
     LE SUPERCLUB VIDEOTRON LTEE
-------------------------------------------------------------------------------------------------------------

2. The articles of the Company are amended as follows:

The share capital of the Company is amended by creating a new class of shares, Class B, consisting of an unlimited number of Class B shares containing the rights, privileges and restrictions mentioned in Schedule A.






-------------------------------------------------------------------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
3. Date of coming into force, if different from the     4. Company name (or designating number) prior to
date of filing (See instructions)                       the amendment if different from that mentioned in
                         N/A                            box 1.

                                                                                N/A

------------------------------------------------------- -----------------------------------------------------
-------------------------------------------------------------------------------------------------------------


If more space is required, provide an attachment.
Signature of authorized director:         [signed]               Title: Director


-----------------------------
For official use only:

Gouvernement du Quebec
  filed on
  Aug. 29, 1990

Inspector General of
Financial Institutions
-----------------------------

                                   SCHEDULE A

                                 CLASS B SHARES

An unlimited number of Class B shares, with no par value and having the following rights, privileges and restrictions:

     1) DIVIDEND AND PARTICIPATION. The bearers of B shares equally with the bearers of class A shares, are entitled to:

          a) share in the property, profits or surplus assets of the Company and for this purpose receive any dividend declared by the Company;

          b) share in the residue of assets upon the liquidation or dissolution of the Company.

     2) RIGHT TO VOTE. Subject to the provisions of the COMPANIES ACT, the bearers of Class B shares do not have the right on this basis alone to vote at the meetings of the shareholders of the Company nor the right to attend them or receive notice of such meetings.

     3) RIGHT OF REDEMPTION. Subject to the provisions of section 123.54 of the Quebec COMPANIES ACT, the bearers of Class B shares have at all times upon written request the right to require the redemption by the Company of the Class B shares they hold at a price equal to the amount paid for these Class B shares plus any dividend declared but not paid. The written notice must specify the number of Class B shares to be redeemed and be accompanied by the share certificates representing the shares to be redeemed.

          The Company shall proceed with the redemption of such shares and pay the redemption price no later than fifteen (15) days after receiving the notice mentioned above.

          The Class B shares so redeemed shall be cancelled on the date of their redemption, and the Company shall reduce the subdivision of its issued and paid-up share capital account attached to the Class B shares in accordance with the provisions of section 123.51 of the Quebec COMPANIES ACT.